UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

SCIENTIFIC-ATLANTA, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-5517	58-0612397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5030 Sugarloaf Parkway, Lawrenceville, Georgia	30044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 236-5000

Not Applicable

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

On April 22, 2004, Scientific-Atlanta, Inc. issued a press release announcing financial results for the quarter ended April 2, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

On April 22, 2004, Scientific-Atlanta also held a telephone conference call that was webcasted and that was complementary to the press release announcing financial results for the quarter ended April 2, 2004. A transcript of this telephone conference call is attached hereto as Exhibit 99.2.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004

SCIENTIFIC-ATLANTA, INC.

By:	/s/ Julian W. Eidson
Name:	Julian W. Eidson
Title:	Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release by Scientific-Atlanta, Inc., dated April 22, 2004, announcing financial results for the quarter ended April 2, 2004.

99.2	Transcript of Conference Call by Scientific-Atlanta, Inc., dated April 22, 2004, complementary to the press release announcing financial results for the quarter ended April 2, 2004.

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